Exhibit 99.2


          IBC Seeks to Preserve NOL Carryforwards as Assets of Company

         Kansas City, Missouri - February 28, 2006 - In a motion filed with the U.S. Bankruptcy Court today, Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK) asked the court to restrict trading in the company's equity securities by persons directly or indirectly holding 2,042,851 shares or more of the company's stock (approximately 4.5 percent of IBC's outstanding stock) and to require notice of stock holdings equal to or greater than such amount. In addition, IBC has asked the court to restrict the ability of holders of its convertible notes to convert the notes and acquire stock and to require holders of the convertible notes to provide notice of their holdings to IBC. An interim hearing on the motion will be held March 3, with a final hearing to follow on a date determined by the bankruptcy court.

         In its court filing, the company said the requested restrictions are intended to preserve certain tax net operating loss (NOL) carryforwards that may be used to offset taxable income it might generate in future tax years, although there is no assurance that such taxable income will be generated. Under the U.S. tax code, transfers by shareholders with equity holdings of five percent or more - under certain circumstances -- may give rise to a change in ownership that would limit the amount of a company's income that can be offset for tax purposes.

         According to the motion, IBC estimated NOLs of approximately $34 million for fiscal 2005 and approximately $56 million of NOLs during the first eight periods of fiscal 2006.

         Restrictions on the transfer of a debtor company's equity securities are routinely sought when a company files for bankruptcy. However, at the time IBC entered bankruptcy in September 2004, there were no identifiable tax attributes that could be considered assets of the company. During the course of its bankruptcy proceedings and its operational restructuring, IBC has generated sufficient NOLs that the company determined to seek the relief requested in order to protect that NOL asset.

         The motion filed with the court is available for review by visiting www.kccllc.net and following the appropriate prompts.

About the Company
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Interstate Bakeries Corporation is one of the nation's largest wholesale bakers and distributors of fresh-baked bread and sweet goods, under various national brand names, including Wonder(R), Baker's Inn(R), Merita(R), Hostess(R) and Drake's(R). The company is headquartered in Kansas City.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters
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Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: successful resolution of any deficiencies in the company's newly implemented financial reporting systems; the ability of the company to continue as a going concern; final determination of anticipated significant asset impairment charges; the ability of the company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the company to operate pursuant to the terms of its DIP financing facility; the ability of the company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; the ability of the company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the company's liquidity or results of operations; the ability of the company to finalize, fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties related to periodic renegotiation of union contracts; increased costs and uncertainties with respect to the accounting treatment of a defined benefit pension plan to which we contribute; finalization of our review and, if applicable, the independent audit of our historical financial statements; the results of an SEC investigation concerning the company's financial statements following the company's announcement that the Audit Committee of its Board of Directors had retained independent counsel to investigate the company's manner of setting its workers' compensation and other reserves; the delayed filing with the SEC of the company's fiscal 2004 and 2005 Forms 10-K and fiscal 2005 and 2006 Forms 10-Q; the company's on-going internal review of the setting of its workers' compensation and auto/general liability reserves; risks associated with the company's restructuring process, including the risks associated with higher than anticipated costs and delays in completion of the PC review and bakery and route consolidations and the failure of such efforts to achieve the desired results; the impact of any withdrawal liability arising under the company's multiemployer pension plans as a result of prior actions or current consolidations; the impact of non-cash charges to fixed capital assets on prior periods; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with the company's recent new product introductions, including the success of such new products in achieving and retaining market share; future product recalls or safety concerns; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.